                                                                  Exhibit 10.1

                               EXTENSION AGREEMENT

                           DATED AS OF OCTOBER 2, 2000

          THIS EXTENSION AGREEMENT (the "Agreement") is made as of October 2, 2000 by and among Fed Ex Corporation, a Delaware corporation (the "Borrower"), the Lenders and Bank One, NA, having its principal office in Chicago, Illinois and formerly known as The First National Bank of Chicago, in its capacity as agent ("Agent"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in that certain Credit Agreement dated as of January 15, 1998, as amended, by and among the Borrower, the Lenders, Banc One Capital Markets, Inc., formerly known as First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (as amended, the "Credit Agreement").

                                   WITNESSETH

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower, the Lenders and the Agent have agreed to extend the Tranche B Facility Termination Date on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

          1. EXTENSION OF TRANCHE B FACILITY TERMINATION DATE. Notwithstanding any of the notice requirements of Section 2.19 of the Credit Agreement but otherwise subject to such Section 2.19, each of the Lenders consents to the extension of the Tranche B Facility Termination Date to September 30, 2001, and waives its right under such Section 2.19 to revoke such consent.

          2. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date set forth above when the Agent shall have received:

               (i) a counterpart of this Agreement executed by the Borrower, the Agent and each Lender;

               (ii) a counterpart of the Acknowledgment attached hereto as EXHIBIT A executed by Guarantor; and

               (iii) such documents evidencing corporate existence, action and authority of the Borrower and the Guarantors as the Agent may reasonably request.

          3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

               (a) This Agreement, and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

               (b) Upon the effectiveness of this Agreement, the Borrower reaffirms all covenants, representations and warranties made in the Credit Agreement.

               (c) No Default or Unmatured Default has occurred and is continuing.

          4.   EFFECT ON CREDIT AGREEMENT.

               (a) Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

          6. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          7. COUNTERPARTS. This Agreement may be executed by one or more of the parties to the Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.


                                     FEDEX CORPORATION


                                     By: /s/ Burnetta B. Williams
                                     Name: Burnetta B. Williams
                                     Title: Staff Vice President &
                                            Asst. Treasurer

                                     BANK ONE, NA, having its principal office in Chicago, Illinois, as Agent


                                     By: /s/ Kenneth J. Kramer
                                     Name: Kenneth J. Kramer
                                     Title: Managing Director

                                     MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK


                                     By: /s/ Dennis Wilczek
                                     Name: Dennis Wilczek
                                     Title: Associate

                                     THE CHASE MANHATTAN BANK


                                     By: /s/ Matthew H. Massie
                                     Name: Matthew H. Massie
                                     Title: Managing Director

                                     KBC BANK N.Z., GRAND CAYMAN
                                       BRANCH


                                     By: /s/ Robert Snauffer
                                     Name: Robert Snauffer
                                     Title: First Vice President


                                     By: /s/ Patrick A. Janssens
                                     Name: Patrick A. Janssens
                                     Title: Vice President

                                     BANK OF AMERICA, N.A.,


                                     By: /s/ Sharon Burks Horos
                                     Name: Sharon Burks Horos
                                     Title: Vice President

                                     BANK OF TOKYO-MITSUBISHI
                                       TRUST COMPANY


                                     By:    /s/ Jeff Staebler
                                          -------------------------------
                                     Name:   Jeff Staebler
                                     Title:  Vice President

                                     CITICORP USA, INC.


                                     By: /s/ Michael Boster
                                     Name: Michael Boster
                                     Title: Vice President
                                            Global Aviation

                                     COMMERZBANK AKTIENGESELLSCHAFT,
                                     NEW YORK AND GRAND CAYMAN BRANCHES


                                     By: /s/ Harry Yergey
                                     Name: Harry Yergey
                                     Title: SVP and Manager


                                     By: /s/ Subash Viswanathan
                                     Name: Subash Viswanathan
                                     Title: Vice President

                                     THE FUJI BANK, LIMITED


                                     By: /s/ Raymond Ventura
                                     Name: Raymond Ventura
                                     Title: Vice President and Manager

                                     MELLON BANK, N.A.


                                     By: /s/ Mark F. Johnston
                                     Name: Mark F. Johnston
                                     Title: Vice President

                                     KEYBANK NATIONAL ASSOCIATION


                                     By: /s/ Mark A. LoSchiavo
                                     Name: Mark A. LoSchiavo
                                     Title: Assistant Vice President

                                     AMSOUTH BANCORPORATION, successor-by-
                                     merger to FIRST AMERICAN NATIONAL BANK


                                     By: /s/ S. Floyd Harvey III
                                     Name: S. Floyd Harvey III
                                     Title: Vice President

                                     THE BANK OF NEW YORK


                                     By: /s/ Steven Cavallizzo
                                     Name: Steven Cavallizzo
                                     Title: Vice President

                                     THE BANK OF NOVA SCOTIA


                                     By: /s/ F.C.H. Ashby
                                     Name: F.C.H. Ashby
                                     Title: Senior Manager Loan Operator

                                     CREDIT SUISSE FIRST BOSTON


                                     By: /s/ Robert Hetu
                                     Name: Robert Hetu
                                     Title: Vice President


                                     By: /s/ James P. Moran
                                     Name: James P. Moran
                                     Title: Director

                                     DEUTSCHE VERKEHRS BANK AG


                                     By: /s/ James M. Morton
                                     Name: James M. Morton
                                     Title: Assistant Vice President


                                     By: /s/ Constance Laudenschlager
                                     Name: Constance Laudenschlager
                                     Title: Senior Vice President

                                     THE SANWA BANK, LIMITED


                                     By: /s/ P. Bartlett Wu
                                     Name: P. Bartlett Wu
                                     Title: Vice President

                                     SUNTRUST BANK, NASHVILLE, N.A.


                                     By: /s/ Renee D. Drake
                                     Name: Renee D. Drake
                                     Title: Vice President

                                     THE SUMITOMO BANK, LIMITED


                                     By: /s/ C. Michael Garrido
                                     Name: C. Michael Garrido
                                     Title: Senior Vice President

                                     BANCA COMMERCIALE ITALIANA
                                     NEW YORK BRANCH


                                     By: /s/ J. Dickerhof
                                     Name: J. Dickerhof
                                     Title: VP


                                     By: /s/ E. Bermant
                                     Name: E. Bermant
                                     Title: FVP/Deputy Manager

                                     THE NORTHERN TRUST COMPANY


                                     By: /s/ Ashish S. Bhagwat
                                     Name: Ashish S. Bhagwat
                                     Title: Second Vice President

                                     WACHOVIA BANK, N.A.


                                     By: /s/ Karin E. Reel
                                     Name: Karin E. Reel
                                     Title: Vice President

                                     FIRST UNION NATIONAL BANK


                                     By: /s/ Andrew Tompkins
                                     Name: Andrew Tompkins
                                     Title: VP

                                    EXHIBIT A

                                       TO

                               EXTENSION AGREEMENT

                           DATED AS OF OCTOBER 2, 2000

                                       FOR

                                CREDIT AGREEMENT

                          DATED AS OF JANUARY 15, 1998

                                 ACKNOWLEDGMENT

          Each of the undersigned hereby (i) acknowledges receipt of a copy of the Extension Agreement dated as of October 2, 2000, relating to the Credit Agreement dated as of January 15, 1998 by and among the Borrower, the Lenders, Banc One Capital Markets, Inc., formerly known as First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent, as amended (as amended, the "Credit Agreement"), (ii) reaffirms the terms and conditions of that certain Guaranty dated as of January 27, 1998 (the "Guaranty") and (iii) acknowledges and agrees that the Guaranty (A) remains in full force and effect and (B) is hereby ratified and confirmed.

                                     FEDERAL EXPRESS CORPORATION


                                     By: /s/ Tracy G. Schmidt
                                     Name: Tracy G. Schmidt
                                     Title: Sr. Vice President & CFO


                                     FEDEX GROUND PACKAGE SYSTEM, INC.


                                     By: /s/ Daniel J. Sullivan
                                     Name: Daniel J. Sullivan
                                     Title: President & CEO

                                     VIKING FREIGHT, INC.


                                     By: /s/ Douglas G. Duncan
                                     Name: Douglas G. Duncan
                                     Title: President & CEO


                                     FEDEX CUSTOM CRITICAL, INC.


                                     By: /s/ R. Bruce Simpson
                                     Name: R. Bruce Simpson
                                     Title: President


Dated as of October 2, 2000